UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2011

Item 1: Report to Shareholders

New Asia Fund	April 30, 2011

The views and opinions in this report were current as of April 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

We are pleased to report positive results for your fund over the six months ended April 30, 2011. Asian markets have been volatile in recent months as investors fretted about inflation spreading across the region, but most ended higher. India was the exception as worries about spiraling food and energy costs weighed on the country’s stock market. We seek to buy and hold stocks in Asian companies with the most promising growth prospects, a strategy that has stayed the same despite recent market volatility.

The New Asia Fund posted a solid return in the first half of its fiscal year but trailed the MSCI All Country Asia ex Japan Index, its primary benchmark. This underperformance was largely due to the fund’s overweight allocation to India, whose market declined. From a sector viewpoint, consumer staples and industrials and business services were the fund’s biggest detractors from relative returns. An overweight to consumer staples was hurtful, and our industrials stocks—many of which are based in India—further detracted from relative results. In terms of absolute performance, China was the fund’s top contributor, followed by South Korea and Taiwan. Information technology was the top contributor, led by Internet companies in China, where demand for online games, text messaging, and other Web-based applications shows no sign of slowing. The materials and consumer discretionary sectors also helped absolute performance.

The fund continues to compare favorably with its peer group over the long term. In fact, Lipper ranked the fund in the top 20% of its peer group for the 10-year period ended April 30, 2011. (Based on cumulative total return, Lipper ranked the New Asia Fund 45 of 58, 17 of 40, 7 of 30, and 5 of 25 funds in the Pacific ex-Japan funds universe for the 1-, 3-, 5-, and 10-year periods ended April 30, 2011, respectively. Past performance cannot guarantee future results.)

What the Dollar's Decline Means for Investors

The U.S. dollar's sharp decline against other major currencies in recent months has brought renewed attention to a longer-term trend. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies. As shown in the chart, the dollar has declined significantly since 2002, interrupted by a brief rise during the 2008–2009 credit crisis, a period when investors regarded the dollar as a "safe haven" currency.

The Falling Dollar

120
115
110
105
100
95
90
85
80
75
4/01
4/02
4/03
4/04
4/05
4/06
4/07
4/08
4/09
4/10
4/11

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. March 1973=100. Source: Federal Reserve.

Several factors have driven the decline in the dollar over the past decade. One factor has been the growing importance of other nations in the global economy—in particular, the rapid growth rate of emerging markets—which has increased demand for foreign currencies for trade and investment. Relatively low interest rates in the U.S. have also played a role, as capital has flowed to markets offering higher returns. The U.S. has financed persistent trade deficits by borrowing from foreign lenders, which has led to increased speculation that the U.S. will allow the dollar to weaken further to pay off its debt.

A declining U.S. dollar has generally been good news for U.S. investors in overseas markets, resulting in enhanced returns over much of the 10-year period. For example, the MSCI EAFE Index of developed international markets provided investors with an average annual return of 1.10% over the past 10 years in local currency terms, less than the 2.82% average return of the broad U.S. market as measured by the S&P 500 Index. When converted to dollars, however, the MSCI index returned an average of 5.74% per year over that period thanks to considerable appreciation in many global currencies.

Continued declines in the dollar are by no means guaranteed, however, and investors in international markets must take note that negative effects can occur when the dollar rises. For example, in the one-year period ended March 31, 2009, the MSCI EAFE Index plunged 36.50%, but U.S. investors in the same markets suffered an even steeper 46.20% loss due to a temporary resurgence in the dollar.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making investment decisions. Indeed, a declining dollar does not necessarily favor the profitability of non-U.S. firms versus their U.S. counterparts. The opposite may be the case as U.S. firms can benefit because a declining dollar makes goods produced in the U.S. more competitive in overseas markets and imports to the U.S. more expensive. In addition, U.S. firms may see higher profits as they repatriate revenue earned overseas.

MARKET ENVIRONMENT

Most emerging Asia stock markets rose over the past six months. Early in 2011, Asian and other emerging market stocks declined amid worries about rising inflation and monetary tightening across the developing world. At the same time, the U.S. recovery began to pick up, raising the attractiveness of the U.S. and other developed markets. Investors responded by shifting funds into developed markets at the expense of emerging markets. Geopolitical events outside Asia also contributed to volatility during the period. Antigovernment protests in the Middle East and North Africa starting in January drove up oil prices to more than $100 a barrel by March. The turmoil also highlighted the political uncertainty of some frontier markets, adding to the risk aversion toward emerging market stocks in general. The massive earthquake that struck Japan on March 11, 2011, led to a global sell-off for several days as investors assessed the impact of the disaster on the world economy. However, by the end of the reporting period, South Korea and Taiwan led the region’s rise with double-digit gains, outpacing more modest advances in China, Indonesia, and Malaysia. India, beset by inflation concerns, was the region’s biggest decliner over the period.

Inflation worries have grown more acute in parts of Asia, where many countries have resumed growing strongly after recovering from the 2008 financial crisis. Much of the inflationary pressure stems from rising food prices, which should abate over the next few months, as well as from higher prices for oil and other imported commodities. In response, countries across the region have tightened bank credit and raised interest rates. India has been among the most aggressive countries in Asia in battling inflation, having raised interest rates eight times since 2010 through the end of April. Still, the interest rate hikes have failed to quell concerns that prices will keep rising and eventually hurt economic growth.

PORTFOLIO REVIEW

India
India represents a significant portion of the fund and was the biggest country overweight at the end of the reporting period. However, we reduced our Indian exposure in light of the near-term challenges of soaring prices for oil and other commodities that India imports to sustain its economy. Despite the past year’s rate hikes, prices show few signs of abating, and we believe the government will have a hard time sustaining a high level of growth against this backdrop of rising commodities. More interest rate increases are expected in the coming months, creating a volatile environment for domestic stocks and making it almost certain that India’s growth rate will ease from the 10% it notched in 2010.

Many of the fund’s worst performers were Indian infrastructure companies such as GVK Power & Infrastructure, Container Corporation of India, GMR Infrastructure, and Jaiprakash Associates, all of which ranked among the biggest detractors. Infrastructure companies, which typically require large amounts of capital and have negative cash flow in the near term, have fared poorly amid rising interest rates. We have reduced positions in our infrastructure names, whose efforts to pare their debt have generally proved disappointing. Among the fund’s best performers in India were Redington India, which sells information technology hardware, and Dish TV India, which provides direct-to-home satellite TV services. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We eliminated our large positions in motorcycle maker Bajaj Auto, State Bank of India, tobacco company ITC, and consumer products company Marico as the more challenging environment made their premium valuations harder to justify. Some of our sales resulted from company-specific concerns. Bajaj Auto, for example, had two years of strong stock performance and faces greater competition. But given that many of our Indian holdings performed quite strongly in recent years and the worsening inflation outlook, we believed they had limited upside potential. As for purchases, we initiated a position in media company Zee Entertainment Enterprises, which we think will benefit from the rise of digital cable in India. We added to ICICI Bank, the country’s biggest private lender, which we believe is a strong turnaround story as it sheds unprofitable assets and improves its loan quality. It is important to note that while companies in India face greater earnings pressure due to higher commodity prices in the near term, we continue to find plenty of Indian companies with solid business models, excellent growth prospects, and strong management teams that we believe will outperform over the long run.

China
We added to our overweight in China over the past six months. Roughly 28% of the fund was invested in China at the end of April, making it our largest country allocation. Like India, China is battling inflationary pressures and has repeatedly raised interest rates and restricted bank lending. However, we believe that China’s monetary tightening since 2010 will start to cool the economy to a more manageable level and that inflation expectations have now largely been priced into the stock market.

In recent months, China’s government has resorted to less conventional means to fight inflation, such as discouraging companies from raising prices. Results of these measures have been mixed. However, they reflect Beijing’s determination to create a more sustainable pattern of economic growth driven by consumer spending, rather than real estate development and government spending on costly infrastructure projects.

Our stock selection continues to reflect this long-term goal. We bought companies whose shares fell due to policy concerns but have strong upside potential, as well as those that will likely benefit from stronger consumer spending. Noteworthy transactions include buying China Shenhua Energy, the country’s largest listed coal miner, whose shares fell early this year amid reports that the government might freeze coal prices. We took advantage of the decline to initiate a position in Shenhua, as we believe coal prices will rise over time. We initiated a position in Parkson Retail Group, a Beijing-based department store operator expanding across China. Parkson is the leading chain in the country’s highly fragmented department store business, and we see it as an ideal way to gain exposure to rising incomes and spending.

Chinese companies dominated the fund’s top contributors over the period. Internet company Sina was the fund’s best performer, driven by strong advertising and rapid growth of its Twitter-like Weibo service. Tencent, China’s biggest Internet company, was another significant contributor. We trimmed our positions in both companies over the period on valuation concerns after their shares rallied, but we continue to believe that social media, gaming, online search, and e-commerce will see rapid growth over the next several years. Many new companies operating in this sector are in the process of going public, but we will exercise caution when considering them for investment given the premium valuations of many of these listings. Conversely, Hengan International was one of the fund’s biggest detractors. Shares of Hengan, which sells baby diapers and other personal care products, fell sharply over the period. We still like Hengan for its defensive product mix and solid outlook, and the company is one of the fund’s top holdings.

Our sector exposures have stayed broadly unchanged. Financials, information technology (IT), and consumer discretionary accounted for the top three sector allocations at the end of April. We are overweight the benchmark in IT, consumer staples, and consumer discretionary, reflecting our belief that these areas will benefit the most from Asia’s growing middle class. The industrials and business services sector also accounts for a sizable portion of the fund. Although the industrials sector detracted significantly from performance due to weakness in our Indian infrastructure stocks, we continue to seek companies that will give us exposure to India’s burgeoning infrastructure needs as it ramps up spending on new roads, utilities, and other large projects.

We are underweight the benchmark in financials, but our allocation to the sector rose with several sizable purchases of bank stocks. Some noteworthy purchases include initiating positions in Singaporean lender DBS Group Holdings, which is expanding across Asia, and South Korean bank Shinhan Financial Group, whose stock price was very attractive in light of the high quality of its business. Within the financials sector, we have been selectively buying commercial banks and favor lenders with solid, low-cost deposit bases. We have been slowly increasing our exposure to insurance, which we think is an underpenetrated industry in Asia that will expand as demand rises. Our real estate exposure in the region is limited. We have a cautious view of the property market across Asia, including in China, where reports of soaring property prices in cities have stoked fears of a potential housing bubble. Although we don’t believe China’s real estate market will collapse in the near term like it did in the U.S., we are closely monitoring the mainland real estate market and the impact of a possible downturn on the overall economy.

STRATEGY REVIEW AND THE REST OF ASIA

We maintained underweight allocations to the more advanced economies of Hong Kong, Taiwan, South Korea, and Singapore. While these countries are home to numerous world-class businesses, we believe they offer fewer compelling growth opportunities compared with China and India. However, many of the period’s biggest purchases were financials in these markets, including Singapore’s DBS Group and South Korea’s Shinhan Financial Group. We also added to companies that stand to profit from strong growth in Asia and the accelerating global recovery, such as chip makers Taiwan Semiconductor and Samsung Electronics, both of which are top holdings. We seek out companies that are growing their business in mainland China, such as Synnex Technology International, a Taiwanese seller of smartphones and other electronics with a sizable business in China and India. We believe Synnex has a solid growth story as mobile computing becomes more widespread, particularly in China, where the company is rapidly gaining market share.

OUTLOOK

Inflation worries have weighed on Asian stock market performance even as the region’s economies have been growing at a robust clip. Food prices appear to have peaked in China and should start to decline in the coming months. However, China faces long-term inflationary pressure from increasing labor costs, as the government allows wages to rise in order to boost domestic consumption. As for India, a heavy importer of oil and other commodities, near-term economic growth will be largely influenced by the direction of oil prices, which are difficult to predict. Generally, we believe that cost pressures will linger and stock market performance will be volatile in Asia for several months as investors assess the effects of rising prices on economic growth. We will continue to keep a close eye on the inflation outlook across the region and its impact on our current holdings.

While near-term macroeconomic risks like inflation may lead us to adjust our allocations—for example, reducing our overweight to India—our overall investment themes remain unchanged. Urbanization, growth of a consumer class, and an urgent need to invest in new infrastructure are long-term trends that will continue to drive economic growth. As always, we rely on bottom-up stock selection and rigorous fundamental research as we seek out companies with solid business models, experienced management teams, good corporate governance, and strong earnings and cash flow growth. Recent volatility in Asian markets has allowed us to buy high-quality companies at attractive prices, and we will continue to take advantage of short-term weakness to build positions in companies that meet our growth criteria.

Thank you for your continued support and confidence in T. Rowe Price.

Respectfully submitted,

Anh Lu
Portfolio manager and chairman of the fund’s Investment Advisory Committee

May 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more-diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI All Country Asia ex Japan Index: A market capitalization-weighted index that measures equity market performance of developed and emerging countries in Asia, excluding Japan.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

CHINA 28.1%

	Shares/$ Par	Value
Common Stocks 27.2%		
Agricultural Bank of China, H Shares (HKD) (1)(2)	97,872,000	57,970
Baidu, ADR (USD) (2)	165,000	24,506
China Coal Energy, H Shares (HKD)	26,126,000	36,466
China National Building, H Shares (HKD)	25,326,000	53,220
China Resources Gas Group (HKD)	28,446,000	41,389
China Resources Power Holdings (HKD)	23,924,000	44,113
China Shenhua Energy, H Shares (HKD)	14,810,000	69,128
China Unicom Hong Kong (HKD) (1)	24,646,000	50,395
China Vanke, B Shares (HKD)	5,332,590	7,553
CNOOC (HKD)	192,000	474
Ctrip.com International, ADR (USD) (2)	1,351,656	65,853
Dongfeng Motor, H Shares (HKD)	22,606,000	35,221
ENN Energy Holdings (HKD)	22,798,000	77,498
Hengan International Group (HKD)	10,296,500	79,946
ICBC China, H Shares (HKD)	110,813,990	93,745
Kingboard Laminates Holding (HKD) (1)	32,303,500	28,617
Nine Dragons Paper (HKD)	27,505,000	31,449
Parkson Retail (HKD)	28,790,000	44,411
Ping An Insurance, H Shares (HKD) (1)	2,410,000	26,361
Ports Design (HKD)	13,577,000	37,586
Shandong Weigao Group Medical Polymer, H Shares (HKD)	11,856,000	32,211
Sina (USD) (1)(2)	503,000	67,779
Suntech Power, ADR (USD) (1)(2)	4,232,359	37,964
Tencent Holdings (HKD)	3,239,800	92,610
Uni President China Holdings (HKD) (1)	23,229,000	13,340
Want Want China Holdings (HKD)	51,111,000	45,871
Wumart Stores, H Shares (HKD) (1)(2)	25,175,250	57,701
Yingde Gases (HKD) (2)	40,587,000	37,053
		1,290,430

Common Stocks - China A shares 0.9% (3)		
China Vanke	15,199,905	19,858
Ping An Insurance	2,594,700	20,878
		40,736
Total China (Cost $855,170)		1,331,166
FRANCE 0.1%		
Common Stocks 0.1%		
L'Occitane (HKD) (2)	2,799,500	6,712
Total France (Cost $6,707)		6,712
HONG KONG 5.4%		
Common Stocks 5.4%		
AIA Group (2)	17,076,400	57,719
Cheung Kong Holdings	2,811,000	44,230
Kerry Properties	12,054,000	64,335
Li & Fung	7,560,000	38,743
Techtronic Industries (1)	29,182,500	39,906
VTech Holdings	881,000	10,005
Total Hong Kong (Cost $225,867)		254,938
INDIA 15.4%		
Common Stocks 15.4%		
AIA Engineering	1,364,675	11,266
BF Investment (2)	1,645,409	3,029
Container Corporation of India	2,415,061	62,869
Dish TV India (2)	11,754,805	18,038
Dr. Reddy's Laboratories	1,320,918	49,742
Emami	3,867,383	36,124
Exide Industries	3,662,350	12,648

Gail India	2,599,013	27,921
GMR Infrastructure (2)	17,706,782	15,118
GVK Power & Infrastructure (2)	16,337,796	8,942
HDFC Bank	551,687	28,636
Hero Honda Motors	655,270	25,313
ICICI Bank	2,845,836	71,366
Infosys Technologies	1,256,982	82,444
Jaiprakash Associates	9,609,154	20,114
Larsen & Toubro	338,314	12,205
Maruti Suzuki India	21,020	624
Mundra Port	610,961	1,985
Mundra Port & Special Economic Zone	648,753	2,108
Oberoi Realty (2)	5,211,430	30,056
Phoenix Mills (4)	7,646,052	36,047
Redington India (4)	26,374,252	52,253
Reliance Industries	3,065,311	68,301
Zee Entertainment Enterprises	17,201,136	52,286
Total India (Cost $644,418)		729,435

INDONESIA 5.6%

Common Stocks 5.6%

Adaro Energy	85,445,000	21,950
AKR Corporindo	109,461,000	21,856
Astra International	9,364,500	61,398
Bank Mandiri	71,131,609	59,387
Perusahaan Gas Negara	74,678,000	34,880
XL Axiata (2)	81,406,500	64,639
Total Indonesia (Cost $170,047)		264,110

MALAYSIA 3.1%

Common Stocks 3.1%

CIMB Group Holdings Berhad	35,104,870	97,066

Malayan Cement	9,573,400	23,400
Malaysia Airports Holdings	10,900,400	22,743
Rexit Bhd (4)	14,413,000	2,019
Total Malaysia (Cost $80,150)		145,228

PHILIPPINES 3.3%

Common Stocks 3.3%

Banco De Oro Unibank	15,984,250	20,274
Energy Development	234,910,700	37,039
Metro Pacific Investments	249,290,000	21,371
Metropolitan Bank & Trust (2)	15,571,505	24,971
SM Investments	4,070,100	55,048
Total Philippines (Cost $109,696)		158,703

SINGAPORE 5.5%

Common Stocks 5.5%

Capitamall Trust, REIT	50,366,000	77,768
DBS Group	5,804,000	71,030
Fraser And Neave	8,009,000	41,025
Singapore Telecommunications	17,612,000	44,891
Venture	3,185,000	25,109
Total Singapore (Cost $212,171)		259,823

SOUTH KOREA 15.3%

Common Stocks 14.6%

Amorepacific	39,905	40,216
Hana Tour Service	452,203	18,187
Hyundai	348,820	80,235
Hyundai Development	1,204,400	32,930
Hyundai Glovis	302,730	43,221
KCC	108,611	36,739

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/11	Value 10/31/10
Allied Digital Services	$ -	$ 17,851	$ -	$ -	$ 17,175
Jubilant Foodworks	-	17,809	-	-	40,523
Phoenix Mills	740	3,771	-	36,047	44,221
Redington India	-	3,225	-	52,253	51,193
Rexit Bhd	-	145	95	2,019	1,971
Wumart Stores	-	10,839	-	*	80,359
T. Rowe Price Reserve Investment Fund, 0.16%	¤	¤	162^	191,549	168,418
Totals			$ 257	$ 281,868	$ 403,860

* On the date indicated issuer was held but not considered an affiliated company.

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 292,074
Dividend income	257
Interest income	-
Investment income	$ 257
Realized gain (loss) on securities	$ 23,289
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,576,840)	$ 4,732,579
Receivable for investment securities sold	33,319
Foreign currency (cost $16,345)	16,370
Dividends receivable	9,427
Receivable for shares sold	1,997
Cash	50
Other assets	19,340
Total assets	4,813,082
Liabilities	
Obligation to return securities lending collateral	32,568
Payable for investment securities purchased	15,375
Payable for shares redeemed	4,504
Investment management fees payable	3,057
Due to affiliates	261
Other liabilities	20,082
Total liabilities	75,847
NET ASSETS	$ 4,737,235
Net Assets Consist of:	
Undistributed net investment income	$ 4,746
Accumulated undistributed net realized gain	352,436
Net unrealized gain	1,155,936
Paid-in capital applicable to 236,921,392 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	3,224,117
NET ASSETS	$ 4,737,235
NET ASSET VALUE PER SHARE	$ 19.99

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 4/30/11	Year Ended 10/31/10
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 5,541	$ 26,005
Net realized gain	593,296	474,818
Change in net unrealized gain (loss)	(403,907)	803,680
Increase in net assets from operations	194,930	1,304,503
Distributions to shareholders		
Net investment income	(24,428)	(19,963)
Net realized gain	(40,715)	(9,981)
Decrease in net assets from distributions	(65,143)	(29,944)
Capital share transactions*		
Shares sold	342,874	1,211,931
Distributions reinvested	49,622	23,926
Shares redeemed	(1,046,411)	(868,630)
Redemption fees received	395	677
Increase (decrease) in net assets from capital share transactions	(653,520)	367,904
Net Assets		
Increase (decrease) during period	(523,733)	1,642,463
Beginning of period	5,260,968	3,618,505
End of period	**$ 4,737,235**	**$ 5,260,968**
Undistributed net investment income	4,746	23,633
*Share information		
Shares sold	17,988	72,163
Distributions reinvested	2,639	1,501
Shares redeemed	(56,105)	(52,783)
Increase (decrease) in shares outstanding	(35,478)	20,881

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The New Asia Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in companies located (or with primary operations) in Asia (excluding Japan).

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on April 30, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2011, approximately 84% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

China A shares During the six months ended April 30, 2011, the fund invested in certain Chinese equity securities (A shares) available only to local Chinese investors and Qualified Foreign Institutional Investors (QFII). The fund gains access to the A-share market through a wholly owned subsidiary of T. Rowe Price Group, Inc., which serves as the registered QFII for all participating T. Rowe Price-sponsored products (each a participating account). Investment decisions related to A shares are specific to each participating account, and each account bears the resultant economic and tax consequences of its holdings and transactions in A shares. The fund is subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds, and earnings associated with its A shares and may incur substantial delays in gaining access to its assets or a loss of value in the event of noncom-pliance with applicable Chinese rules or requirements. Current Chinese tax law is unclear whether capital gains realized on the fund’s investments in A shares will be subject to tax. Because management believes it more likely than not that Chinese capital gains tax ultimately will not be imposed, there are no accrued taxes reflected in the accompanying financial statements.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On April 30, 2011, the value of loaned securities was $30,696,000 and cash collateral investments totaled $32,568,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,523,859,000 and $2,265,114,000, respectively, for the six months ended April 30, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of October 31, 2010, the fund had $177,256,000 of unused capital loss carryforwards, which all expire in fiscal 2017.

At April 30, 2011, the cost of investments for federal income tax purposes was $3,576,840,000. Net unrealized gain aggregated $1,155,936,000 at period-end, of which $1,244,896,000 related to appreciated investments and $88,960,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2011, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into subadvisory agreements with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited, wholly owned subsidiaries of Price Associates, to provide investment advisory services to the fund; the subadvisory agreements provide that Price Associates may pay the subadvisors up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended April 30, 2011, expenses incurred pursuant to these service agreements were $78,000 for Price Associates; $1,303,000 for T. Rowe Price Services, Inc.; and $100,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2011, the fund was allocated $54,000 of Spectrum Funds’ expenses, of which $34,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2011, approximately 2% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

NOTE 7 - INTERFUND BORROWING PROGRAM

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. Price Associates has developed a program that provides temporary liquidity under an interfund borrowing agreement between the fund and other T. Rowe Price-sponsored mutual funds. The program permits the borrowing and lending of cash at rates beneficial to both the borrowing and lending funds. Pursuant to program guidelines, loans totaling 10% or more of a borrowing fund’s total assets require collateralization at 102% of the value of the loan; loans of less than 10% are unsecured. During the six months ended April 30, 2011, the fund incurred $1,000 in interest expense related to outstanding borrowings on one day in the average amount of $14,900,000 and at an average annual rate of 1.21%. At April 30, 2011, there were no borrowings outstanding.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the investment subadvisory contracts (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors). The Board considered a variety of factors in connection with its review of the Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund. The Board noted that a restructuring involving the Advisor and certain of its affiliated investment advisors led to a restatement of the fund’s investment advisory contract and new investment subadvisory contracts, effective at the close of business on December 31, 2010. This restructuring, which resulted in T. Rowe Price Associates, Inc., becoming the fund’s new investment advisor and T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited becoming the fund’s new investment subadvisors, had been determined by the Board at a meeting in October 2010 not to diminish the nature, quality, or level of services provided to the fund or to materially change the manner in which advisory services were to be provided. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates (including the Subadvisors) from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. Under the Subadvisory Contracts, the Advisor may pay either Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds, but below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract and Subadvisory Contracts (and the inclusion of an additional breakpoint in the group fee schedule). No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract and the Subadvisory Contracts (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 16, 2011